Exhibit 10(iv)r

THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Third Amendment”) is made and entered into as of the 21st day of October, 2008, by and among by the selling parties identified on Seller Information Schedule attached as Schedule 1 to the Agreement (as that term is defined below) each having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (individually a “Seller” and collectively “Sellers”), and the purchasing parties identified on the Purchaser Information Schedule attached hereto as Schedule 3, each having an address at 11766 Wilshire Boulevard, Suite 1450, Los Angeles, California 90025 (individually a “Purchaser” and collectively “Purchasers”), and is joined by AIMCO PROPERTIES, L.P., a Delaware limited partnership (the “Guarantor”).

RECITALS

A.        Sellers and JRK BIRCHMONT ADVISORS, LLC, a Delaware limited liability company, JRK PROPERTY HOLDINGS, INC., a California corporation (collectively, “JRK”) entered into that certain Agreement for Purchase and Sale and Joint Escrow Instructions, dated September 29, 2008, as amended by that certain First Amendment to Purchase and Sale Contract dated September 30, 2008, and that certain Second Amendment to Purchase and Sale Contract dated October 2, 2008 (the “Agreement”) pertaining to the purchase and sale of those certain real properties located in Colorado, Georgia, Ohio, South Carolina and Virginia, more particularly described on Exhibits A-1 through A-16 attached to the Agreement (the “Properties”).  In connection with the Agreement, Guarantor guaranteed certain payment obligations of the Sellers under the terms of the Agreement, as set forth therein.

B.         Pursuant to those certain fifteen (15) separate Assignments and Assumptions of Agreement for Purchase and Sale and Joint Escrow Instructions dated October 10, 2008, JRK assigned its interests in the Agreement to the Purchasers, as set forth on Schedule 3 attached hereto.

C.        Sellers and Purchasers intend to further modify the Agreement in certain respects, as more particularly set forth hereinafter.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Purchaser hereby agree as follows:

1.                  Capitalized Terms.  All capitalized terms and phrases used herein but not otherwise defined shall have the same meanings given to them in the Agreement.

2.                  Amendment to Seller Financing Provision.  Section 4.6 of the Agreement, regarding the Seller Loans, is hereby deleted in its entirety and replaced with the following:

At Closing, Sellers (or such other AIMCO-affiliated entity as Sellers may select) will offer partial financing to the applicable Purchaser’s Designated Entities for Purchaser’s acquisition of (i) the Runaway Bay I Property, and (ii) the Webb Bridge Crossing Property (collectively, the “Seller Loans”).  The Seller Loans shall be in an amount equal to $3,250,000 with respect to Runaway Bay I and $2,200,000 with respect to Webb Bridge Crossing.  The applicable Seller and Purchaser shall cooperate, using commercially reasonable efforts, to obtain the consent of the applicable Assumption Lender to (a) the recording of a second lien mortgage or deed of trust, as applicable, against the applicable Property as security for that Seller Loan; and (b) authorization for AIMCO or its designated affiliate to assume management responsibilities at the applicable Property in the event of a default by Purchaser (or the applicable Purchaser’s Designated Entity) under the applicable Seller Loan (regardless of whether a default has occurred under the senior Assumed Loan).  In the event the parties are unable to obtain an Assumption Lender’s consent to the imposition of a second lien on the applicable Property, such Seller Loan shall be secured by a pledge of 100% of the ownership interests in such Purchaser’s Designated Entity owning such Property and providing, without limitation, for AIMCO or its designated affiliate to assume management of the applicable entity and of the Property upon a default under such Seller Loan.  Interest shall be payable on the Runaway Bay I Seller Loan at a rate of 0% for the first three (3) years and at a rate of 4% each year thereafter until maturity.  Interest shall be payable on the Webb Bridge Crossing Seller Loan at a rate of 1.4% for the first three (3) years and at a rate of 4% each year thereafter until maturity.  Prior to the Closing Date, Purchaser and Sellers shall agree upon the forms of the loan documents to be executed by the parties with respect to the Seller Loans (including, without limitation, promissory notes, which shall not be subject to offset) (collectively, the “Loan Documents”).

3.                  Amendment of Closing Date.  Section 6.2 of the Agreement, regarding the Closing, is hereby deleted in its entirety and replaced with the following:

“6.2.     Closing Date.  The Closing for each of the Properties except the Copper Mill Property and the Cooper’s Pointe Property shall occur on October 22, 2008 and the Closing for the Copper Mill Property and the Cooper’s Pointe Property shall occur on October 24, 2008 (each, a “Closing Date”), through an escrow with Escrow Agent, whereby the Sellers, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.  Notwithstanding the foregoing, with regard to the Copper Mill Property and the Cooper’s Pointe Property, Purchaser may elect, at its option and if unable to Close either such Property on October 24, 2008, to Close such Property on October 29, 2008, by written notice delivered to the applicable Seller on or before 1:00 p.m. PST on October 23, 2008.  In addition, if Purchaser has extended the Closing Date for either the Cooper’s Pointe Property or the Copper Mill Property as provided in the foregoing sentence, Purchaser may elect, at its option and if unable to Close either such Property on October 29, 2008, to Close such Property on October 31, 2008, by written notice delivered to the applicable Seller on or before 1:00 p.m. PST on October 28, 2008.  In the event that on or before October 30, 2008, Purchaser has not obtained Loan Assumption Approval for the Cooper’s Pointe Property, and Purchaser has used its best efforts to obtain such Loan Assumption Approval with respect to such Property, the Closing Date with respect to the Cooper’s Pointe Property shall automatically be extended to November 21, 2008 and the provisions of Section 5.7 of this Agreement shall apply.  If, under Section 5.7 Purchaser is unable to obtain Loan Assumption Approval by November 21, 2008 with respect to the Cooper’s Pointe Property and the applicable Seller has elected to convert Cooper’s Pointe to a Payoff Property, the Closing Date shall be thirty (30) days after the Cooper’s Pointe Seller gives notice of its election to convert the Property to Purchaser.

4.                  Amendment to Closing Deliveries with Respect to Cooper’s Pointe.  Each reference in Section 6.3(k) and in Section 6.4(h) to “Cooper’s Pointe” is hereby deleted from the Agreement.

5.                  Amendment to Closing Deliveries with Respect to Hibben Ferry I.  A new Section 6.3(m) is hereby added to the Agreement as follows:

6.3(m)  With respect to the Hibben Ferry I Apartments Property Closing, an assignment of such Seller’s interests under that certain Settlement Agreement Regarding Hibben Ferry II Homeowners Association, Inc. v. Hibben Ferry Recreation, Inc., Hibben Ferry I Apartment Partners, L.P. and AIMCO/Charleston, LLC dated May 13, 2004.

6.                  Credit to Purchase Price on Springhouse Property.  With respect to the Springhouse Property being sold by Charleston – Oxford Associates Limited Partnership to Springhouse Apartments, LLC (the “Springhouse Purchaser”), at Closing, Springhouse Purchaser shall receive a credit against the Applicable Purchase Price for the Springhouse Property equal to $120,750.00 and Springhouse Purchaser shall assume responsibility for all deficiencies at the Springhouse Property identified by the South Carolina Low Income Housing Authority.

7.                  Counterparts.  This Third Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same Third Amendment.  It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.

8.                  Ratification.  Except as expressly set forth in this Third Amendment, all other terms and conditions of the Agreement shall remain unmodified, the same being ratified, confirmed and republished hereby.

9.                  Governing Law.  This Third Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

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NOW, THEREFORE, the parties hereto have executed this Third Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions as of the date first set forth above.

Sellers:

GOVERNOR’S PARK APARTMENTS:

GOVERNORS PARK APARTMENTS VII LIMITED PARTNERSHIP, a South Carolina limited partnership

By:     SHELTER VII GP LIMITED PARTNERSHIP, a South Carolina limited partnership, its general partner

          By:     SHELTER REALTY VII CORPORATION,
          a South Carolina corporation,
          its general partner

          By:  /s/Brian J. Bornhorst

          Name:  Brian J. Bornhorst

          Title:  Vice President

VILLAGE GARDENS APARTMENTS:

SHELTER PROPERTIES VI LIMITED PARTNERSHIP, a South Carolina limited partnership

          By:       SHELTER REALTY VI CORPORATION,

                      a South Carolina corporation,

                      its corporate general partner

          By:  /s/Brian J. Bornhorst

          Name:  Brian J. Bornhorst
          Title:  Vice President

COPPER MILL APARTMENTS:

COPPER MILL CPGF 22, L.P., a Delaware limited partnership

By:       CPGF 22 COPPER MILL GP, L.L.C.,
            a South Carolina limited liability company,

            its general partner

            By:    CENTURY PROPERTIES GROWTH
                     FUND XXII, A CALIFORNIA LIMITED
                     PARTNERSHIP, a California limited
                     partnership,
                     its member

                     By:   FOX PARTNERS IV, a California
                             general partnership,

                             its general partner

                             By:  FOX CAPITAL MANAGEMENT                                     CORPORATION, a California                                     corporation,

                                    its general partner

                        By:  /s/Brian J. Bornhorst

                                  Name:  Brian J. Bornhorst

                        Title:  Vice President

SYCAMORE CREEK APARTMENTS:

SYCAMORE CREEK ASSOCIATES, L.P., a Delaware limited partnership

By:       MAE JMA, INC., a Delaware corporation,
            its managing general partner

  By:  /s/Brian J. Bornhorst

  Name:  Brian J. Bornhorst

  Title:  Vice President

BEXLEY HOUSE APARTMENTS:

BEXLEY HOUSE, L.P., a Delaware limited partnership

By:       BEXLEY HOUSE GP, L.L.C., a South Carolina             limited liability company,

            its general partner

            By:       DAVIDSON INCOME REAL ESTATE,                         L.P., a Delaware limited partnership,

                        its member

                        By:       DAVIDSON DIVERSIFIED                                       PROPERTIES, INC., a Tennessee                                     corporation,

                                    its managing general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

RUNAWAY BAY I APARTMENTS:

RUNAWAY BAY-OXFORD ASSOCIATES L.P., an Indiana limited partnership

By:       OAMCO XXI, L.P., a Delaware limited
            partnership, its managing general partner

            By:       OAMCO XXI, L.L.C., a Delaware limited                         liability company,

                        its general partner

                        By:       OXFORD REALTY FINANCIAL                                     GROUP, INC., a Maryland                                          corporation,

                                    its managing member

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

RUNAWAY BAY II APARTMENTS:

RUNAWAY BAY II-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

By:       RUNAWAY BAY II CORPORATION,
            a Maryland corporation,

            its managing general partner

            By:  /s/Brian J. Bornhorst

            Name:  Brian J. Bornhorst

            Title:  Vice President

BIG WALNUT APARTMENTS:

BIG WALNUT, L.P., a Delaware limited partnership

By:       DAVIDSON DIVERSIFIED PROPERTIES, INC.,             a Tennessee corporation,

            its general partner

            By:  /s/Brian J. Bornhorst

           Name:  Brian J. Bornhorst

            Title:  Vice President

THE VILLAS AT LITTLE TURTLE APARTMENTS:

COLUMBUS III-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

By:       OXFORD INVESTMENT CORPORATION, a             Maryland corporation,

            its managing general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

COOPER’S POINTE APARTMENTS:

COOPER'S POINTE CPGF 22, L.P., a Delaware limited partnership

By:   CPGF 22 COOPER'S POINTE GP, L.L.C.,
        a South Carolina limited liability company,

        its general partner

        By:   CENTURY PROPERTIES GROWTH FUND                 XXII, A CALIFORNIA LIMITED
                PARTNERSHIP, a California limited
                partnership,

                its member

                By:   FOX PARTNERS IV, a California general                         partnership,

                        its general partner

                        By:       FOX CAPITAL MANAGEMENT                                     CORPORATION, a California                                     corporation,

                                    its general partner

                        By:  /s/Brian J. Bornhorst

                        Name:  Brian J. Bornhorst

                        Title:  Vice President

HIBBEN FERRY I APARTMENTS:

HIBBEN FERRY I APARTMENT PARTNERS, L.P., a Delaware limited partnership

By:       AIMCO HOLDINGS, L.P., a Delaware limited             partnership,

            its general partner

            By:       AIMCO HOLDINGS QRS, INC.,

                        a Delaware corporation,

                        its general partner

  By:  /s/Brian J. Bornhorst

  Name:  Brian J. Bornhorst

  Title:  Vice President

SPRINGHOUSE APARTMENTS:

CHARLESTON-OXFORD ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership

By:       AIMCO/CHARLESTON, L.L.C.,
            a Delaware limited liability company,
            its managing general partner

            By:       AIMCO PROPERTIES, L.P., a Delaware                         limited partnership,
                        its member

                        By:       AIMCO-GP, INC., a Delaware                                     corporation,

                                    its general partner

                                    By:  /s/Brian J. Bornhorst

                                    Name:  Brian J. Bornhorst

                                    Title:  Vice President

WEBB BRIDGE CROSSING APARTMENTS:

WINTHROP APARTMENT INVESTORS LIMITED PARTNERSHIP, a Maryland limited partnership

By:    WAI ASSOCIATES LIMITED PARTNERSHIP, a          Texas limited partnership,
         its general partner

         By:  AIMCO/WAI ASSOCIATES GP, LLC, a                  Delaware limited liability company,
               its general partner

               By:    AIMCO PROPERTIES, L.P., a Delaware                         limited partnership,
                        its member

                        By:       AIMCO-GP, INC., a Delaware                                     corporation,
                                    its general partner

                                    By:  /s/Brian J. Bornhorst

                                    Name:  Brian J. Bornhorst

                                    Title:  Vice President

SCOTCH PINES EAST APARTMENTS:

CALMARK/FORT COLLINS, LTD.,

a California limited partnership

By:       CALMARK/FORT COLLINS, INC.,

            a California corporation,

            its corporate general partner

            By:  /s/Brian J. Bornhorst

            Name:  Brian J. Bornhorst

            Title:  Vice President

COURTNEY PARK APARTMENTS:	AMBASSADOR XI, L.P., a Delaware limited partnership By: AMBASSADOR XI, INC., a Delaware corporation its general partner By: /s/Brian J. Bornhorst Name: Brian J. Bornhorst Title: Vice President

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Purchaser:

JRK PROPERTY HOLDINGS, INC.,
a California corporation

By: /s/Jay Schulman
Name:  Jay Schulman
Title:  President

JRK BIRCHMONT ADVISORS LLC,
a Delaware limited liability company

By:   JRK Birchmont Capital Partners LLC,
a California limited liability company,
its Managing Member

By:   JRK Property Holdings, Inc.,
a California corporation,
its Manager

By: /s/Jay Schulman
Name:  Jay Schulman
Title:  President

GOVERNOR’S PARK APARTMENTS:

GOVERNORS PARK APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III Colorado Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

VILLAGE GARDENS APARTMENTS:

GOVERNORS PARK APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III Colorado Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

SCOTCH PINES EAST APARTMENTS:

SCOTCH PINES EAST APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III Colorado Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

COURTNEY PARK APARTMENTS:

COURTNEY PARK APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III Colorado Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

COURTNEY PARK APARTMENTS:

COURTNEY PARK APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III Colorado Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

SYCAMORE CREEK APARTMENTS:

SYCAMORE CREEK APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III Ohio Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

BEXLEY HOUSE APARTMENTS:

BEXLEY HOUSE APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III Ohio Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

BIG WALNUT APARTMENTS:

BIG WALNUT APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III Ohio Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

            Title:  President

RUNAWAY BAY I APARTMENTS:

RUNAWAY BAY I APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III Ohio Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

            Title:  President

RUNAWAY BAY II APARTMENTS:

RUNAWAY BAY II APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III Ohio Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

VILLAS AT LITTLE TURTLE APARTMENTS:

TURTLE VILLAS APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III Ohio Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

WEBB BRIDGE CROSSING APARTMENTS:

WEBB BRIDGE APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III East Coast Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

COPPER MILL APARTMENTS:

COPPER MILL APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III East Coast Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

COOPER’S POINTE APARTMENTS:

COOPERS POINTE APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III East Coast Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

HIBBEN FERRY I APARTMENTS:

HIBBEN FERRY APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III East Coast Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

SPRINGHOUSE APARTMENTS:

SPRINGHOUSE APARTMENTS, LLC,
a Delaware limited liability company

By:     BJP III East Coast Properties, LLC,
a Delaware limited liability company,
its Managing Member

          By:  /s/David S. Walker

          Name:  David S. Walker

          Title:  President

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CONSENT AND JOINDER OF AIMCO PROPERTIES, L.P.

AIMCO Properties, L.P., a Delaware limited partnership and Guarantor of the payment obligations of Sellers under the terms of the Agreement, hereby (a) consents to the terms of the foregoing First Amendment, and (b) ratifies, confirms, reaffirms, and acknowledges its obligations under the Agreement and that certain Guaranty dated September 29, 2008 executed in connection with the Agreement.

AIMCO PROPERTIES, L.P.
a Delaware limited partnership

By:       AIMCO-GP, Inc.,

            a Delaware corporation,

            its General Partner

            By: /s/John Spiegleman
            Name: John Spiegleman

            Its:  Senior Vice President